                                                                     EXHIBIT 3.1

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                                    FCA, LTD.

1.       The name of the corporation is FCA, Ltd.

2. The following is the full text of the Articles of Incorporation of FCA, Ltd., as amended and restated:

         "The following Amended and Restated Articles of Incorporation shall supersede and take the place of the existing Articles of Incorporation and all amendments thereto:

                                 ARTICLE 1. NAME

         The name of the corporation is "FCA, Ltd."

                          ARTICLE 2. REGISTERED OFFICE

         The address of the registered office of the corporation is 6442 City West Parkway, Suite 275, Eden Prairie, Minnesota 55344.

                          ARTICLE 3. AUTHORIZED SHARES

         The aggregate number of authorized shares of the corporation is 60,000,000 shares, of which 50,000,000 shares shall be designated Common Stock, $.02 par value and 10,0000 shares, $.02 par value, shall be divisible into such classes and series, have the designations, voting rights, and other rights and preferences and be subject to the restrictions, as the Board of Directors of the corporation may from time to time establish, fix and determine consistent with these Amended and Restated Articles of Incorporation. Unless otherwise designated in these Amended and Restated Articles or by the Board of Directors, all issued shares shall deemed common stock with equal rights and preferences.

                         ARTICLE 4. NO CUMULATIVE VOTING

         There shall be no cumulative voting by the shareholders of the corporation.

                         ARTICLE 5. NO PREEMPTIVE RIGHTS

         The shareholders of the corporation shall not have any preemptive rights to subscribe for or acquire securities or rights to purchase securities of any class, kind, or series of the corporation.

                     ARTICLE 6. WRITTEN ACTION BY DIRECTORS

         An action required or permitted to be taken at a meeting of the Board of Directors of the corporation may be taken by a written action signed, or counterparts of a written action signed in the aggregate, by all of the directors unless the action need not be approved by the shareholders of the corporation, in which case the action may be taken by a written action signed, or counterparts of a written action signed in the aggregate, by the number of directors that would be required to take the same action at a meeting of the Board of Directors of the corporation at which all of the directors were present.

                          ARTICLE 7. DIRECTOR LIABILITY

         No director of this corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) under Sections 302A.559 or 80A.23 of the Minnesota Statutes; or (iv) for any transaction from which the director derives any improper personal benefit.

         If the Minnesota Business Corporation Act is hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act, as amended.

         Any repeal or modification of the foregoing provisions of this Article 7 by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification."

3. The foregoing Amended and Restated Articles of Incorporation were adopted by the Board of Directors and the shareholders of FCA, Ltd. in accordance with the Minnesota Business Corporation Act, Minn. Stat. 302A.

         IN WITNESS WHEREOF, the undersigned, President of FCA, Ltd., being duly authorized on behalf of such corporation, has executed this certificate this 26th day of April, 1996.

                                        ________________________________________
                                        Bahram Akradi
                                        President

                              ARTICLES OF AMENDMENT
                                       OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                    FCA, LTD.

1.       The name of the corporation is FCA, Ltd., a Minnesota corporation.

2. Article 1 of the Company's Amended and Restated Articles of Incorporation is hereby amended in its entirety as follows:

                                "ARTICLE 1. NAME

                  The name of the corporation is "LIFE TIME FITNESS, Inc.""

3. The foregoing amendment was adopted by the Board of Directors and the shareholders of the corporation in accordance with the Minnesota Business Corporation Act, Minn. Stat. 302A.

         IN WITNESS WHEREOF, the undersigned President of the corporation, being duly authorized on behalf of the corporation, has executed this certificate this 8th day of December, 1998.

                                        _______________________________________
                                        Bahram Akradi
                                        President

                          MINNESOTA SECRETARY OF STATE

                     NOTICE OF CHANGE OF REGISTERED OFFICE/
                                REGISTERED AGENT

                  Please read the instructions on the back before completing this form.

1.       Entity Name:

             LIFE TIME FITNESS, Inc.

2. Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A POST OFFICE BOX IS NOT ACCEPTABLE.


6442 City West Parkway, Suite 375   Eden Prairie    MN      55344
---------------------------------   ------------   -----   --------
             Street                     City       State   Zip Code

3. Registered Agent (Registered agents are required for foreign corporations but optional for MINNESOTA corporations):

                  Shaun Nugent
         -----------------------------------------------------------------------
         If you do not wish to designate an agent, you must list "NONE" in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

                  /s/ Shaun Nugent
                  ------------------------------
                  Signature of Authorized Person

Name and Telephone Number of a Contact Person:  Shaun P. Nugent  (612) 996-1105
                                                --------------------------------
                                                please print legibly

Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability
Companies: $35.00.

                       Non-Minnesota Corporations: $50.00.

                    Make checks payable to Secretary of State

                     Return to: Minnesota Secretary of State
                             180 State Office Bldg.
                             100 Constitution Ave.
                            St. Paul, MN 55155-1299
                                 (612) 296-2803

                          CERTIFICATE OF DESIGNATION OF
                            SERIES OF PREFERRED STOCK

                             LIFE TIME FITNESS, INC.

                            AMENDMENT AND RESTATEMENT
                                       OF
                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK

         The undersigned hereby certifies that the following resolutions amending and restating the rights, powers and preferences of the Series B Convertible Preferred Stock of LIFE TIME FITNESS, Inc., (formerly known as FCA, Ltd.) a Minnesota corporation (the "corporation"), pursuant to Minnesota Statutes, Section 302A.401 were duly adopted by the Board of Directors of the corporation (the "Board of Directors") and approved by the shareholders of the corporation and by the holders (acting together as a class) of at least sixty percent of the shares of Series B Preferred Stock at the time outstanding.

         RESOLVED, that, subject to the filing of the Amendment and Restatement of Designation of Rights, Preferences and Limitations of the Series B Convertible Preferred Stock, the rights, powers and preferences of the series of preferred stock of this corporation known as Series B Convertible Preferred Stock are hereby amended and restated, and that such series shall hereafter have the following rights, powers and preferences:

(1)      Designation of Series of Preferred Stock.

         Of the 60,000,000 shares of capital stock which the corporation is authorized to issue under its Articles of Incorporation (as hereinafter defined), 1,000,000 of such shares shall be designated as shares of Series B Convertible Preferred Stock of the corporation (the "Series B Preferred Stock"), par value $.02 per share. Such shares of Series B Preferred Stock, together with the 479,243 shares of Series A Convertible Preferred Stock of the corporation (the "Series A Preferred Stock"), the 4,500,000 shares of Series C Convertible Preferred Stock of the corporation (the "Series C Preferred Stock"), the 2,000,000 shares of Series D Convertible Preferred Stock of the corporation (the "Series D Preferred Stock"), the 50,000,000 authorized shares of Common Stock of the corporation (the "Common Stock"), the balance of the undesignated shares of capital stock of the corporation and any other common stock or preferred stock that may hereafter be authorized in or pursuant to the Articles of Incorporation of the corporation, are sometimes hereinafter collectively referred to as the "capital stock." The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are referred to herein collectively as the "Preferred Stock."

(2)      Voting Privileges.

         (a) General. Each holder of Series B Preferred Stock shall have that number of votes on all matters submitted to the shareholders that is equal to the number of shares of Common Stock into which such holder's shares of Series B Preferred Stock are then convertible, as hereinafter provided. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the corporation shall vote as a single class on all matters submitted to the shareholders.

         (b) Election of Directors: General. So long as any shares of Series B Preferred Stock are outstanding, (i) the Board of Directors of the corporation shall consist of not more than seven members, (ii) the holders of the Series A Preferred Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Series A Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, provided, that at such time as no shares of Series A Preferred Stock are outstanding, and so long as shares of Series B Preferred Stock and Series C Preferred Stock are both outstanding, and the director elected pursuant to this subparagraph (ii) is removed pursuant to Section 6 of the Amended and Restated Shareholders Agreement, dated as of July 19, 2001 (the "Shareholders Agreement") among the corporation, the Shareholders and Co-Sale Parties named therein, the holders of (A) at least sixty percent of the outstanding shares of Series B Stock and (B) a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a class, exclusively, shall together be entitled to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (iii) the holders of the Series B Preferred Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Series B Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (iv) the holders of the Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, shall be entitled, by a vote of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (v) subject to subparagraph 2(c) below, the holders of the Common Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Common Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, and (vi) subject to subparagraph 2(c) below, the holders of the Common Stock, the Series A Preferred Stock, exclusively and voting together as a single class, shall be entitled, by a vote of a majority of the total votes to which such holders are entitled as set forth in subparagraph (a) above, to elect the remaining directors of the corporation, and to exercise any right of removal or replacement of such directors.

         (c) Election of Directors: Certain Events of Default. Upon the occurrence of an Event of Default as defined in (i) the Stock Purchase Agreement dated May 7, 1996, as amended by the First Amendment and Waiver dated as of December 8, 1998, by the

Second Amendment and Waiver dated as of August 16, 2000 and by the Third Amendment and Waiver dated as of July 19, 2001 (the "First Purchase Agreement") among the corporation and the Purchasers named therein, (ii) the Stock Purchase Agreement dated December 8, 1998, as amended by the First Amendment and Waiver dated as of August 16, 2000 and by the Second Amendment and Waiver dated as of July 19, 2001 (the "Second Purchase Agreement") among the corporation and the Purchasers named therein, (iii) the Stock Purchase Agreement dated as of August 16, 2000, as amended by the First Amendment and Waiver dated as of July 19, 2001 (the "Third Purchase Agreement") among the corporation and the Purchasers named therein, (iv) the Stock Purchase Agreement dated as of July 19, 2001 (the "Fourth Purchase Agreement") among the corporation and the Purchasers named therein, or (v) the Shareholders Agreement, and so long as such Event of Default continues unremedied, and unless such Event of Default shall have been waived by the holders of at least sixty percent of the outstanding shares of each of the Series A Preferred Stock and Series B Preferred Stock and by the holders of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock, voting together as a class, the holders of the outstanding shares of Preferred Stock, shall be entitled to, at the same time as the removal of all directors not elected exclusively by the holders of Series A Preferred Stock (pursuant to subparagraph (2)(b)(ii) hereof), Series B Preferred Stock (pursuant to subparagraph (2)(b)(iii) hereof), or Series C Preferred Stock and Series D Preferred Stock (pursuant to subparagraph (2)(b)(iv) hereof), in accordance with Section 5 of the Shareholders Agreement, to elect such number of additional directors of the corporation as shall be necessary in order for the Board of Directors of the corporation to be made up of an equal number of directors elected by (x) the holders of at least sixty percent of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, exclusively and voting together as a single class, on the one hand and (y) the holders of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, on the other hand, and to exercise any right of removal or replacement of such directors. In the event the holders of the outstanding shares of Preferred Stock are entitled to elect members of the Board of Directors of the corporation pursuant to the immediately preceding sentence, the corporation shall, immediately upon receiving written notice from the holders of at least sixty percent of the outstanding shares of each of the Series A Preferred Stock and Series B Preferred Stock or from the holders of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a class, call a special shareholders' meeting to be held as soon as possible, but in any event within five days of the date of the notice of such meeting. At such special shareholders' meeting the directors of the corporation shall be elected pursuant to this paragraph. Any right to continue to elect members of the Board of Directors of the corporation shall expire, and a shareholders' meeting to elect new directors shall be called, three months after the later of
(a) the curing of the Event of Default upon which the right was exercised, or
(b) the curing of any Event of Default occurring after the Event of Default upon which such right was exercised. When, to its knowledge, any Event of Default described herein has occurred or exists, the corporation agrees to give written notice within three business days of obtaining such knowledge of such Event of Default to the holders of all outstanding shares of Preferred Stock. If the holder of any shares of Preferred Stock shall give any notice or take any other actions in respect of a claimed Event of Default, the corporation will forthwith give written notice thereof to all other holders of Preferred Stock at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

         (d) Additional Class Votes by Series B Preferred Stock. Without the affirmative vote or written consent of the holders (acting together as a class) of sixty percent of the shares of Series B Preferred Stock at the time outstanding, the corporation shall not:

                  (1)      authorize any additional shares of Common Stock; or

                  (2) other than the Series C Preferred Stock and the Series D Stock, authorize or issue any additional shares of Series B Preferred Stock, or any shares of stock having priority over Series B Preferred Stock or ranking on a parity therewith as to the payment or distribution of assets upon the liquidation or dissolution, voluntary or involuntary, of the corporation; or

                  (3) amend the articles of incorporation of the corporation, including any certificate of designation for preferred stock (the "Articles of Incorporation"), so as to materially and adversely alter any existing provision relating to Series B Preferred Stock or the holders thereof, whether such amendment is by merger, consolidation, recapitalization or otherwise, or waive any of the rights granted to the holders of the Series B Preferred Stock by the Articles of Incorporation; or

                  (4) sell, lease, license or otherwise dispose of all or substantially all of the assets of the corporation or of any subsidiary of the corporation, or any asset or assets which have a material effect upon the business or financial condition of the corporation or any subsidiary of the corporation, nor shall the corporation or any subsidiary of the corporation consolidate with or merge into any other corporation or entity, or permit any other corporation or entity to consolidate or merge into the corporation or any subsidiary of the corporation, or enter into a plan of exchange with any other corporation or entity, or otherwise acquire any other corporation or entity (other than a merger effected exclusively for the purpose of changing the state of incorporation of the corporation to the State of Delaware).

(3)      Dividends.

         The holders of Series B Preferred Stock will be entitled to receive annual dividends of $1.40 per share, if, as and when declared by the Board of Directors on a non-cumulative basis. In the event any dividend or distribution is declared or made with respect to outstanding shares of Common Stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of the Preferred Stock, minus any dividend paid pursuant to the first sentence of this paragraph. In the event any dividend or distribution is declared or made with respect to the Common Stock, each holder of shares of the Preferred Stock shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of the Preferred Stock are then convertible, as hereinafter provided.

         Dividends on shares of capital stock of the corporation shall be payable only out of funds legally available therefor.

(4)      Other Terms of the Series B Preferred Stock.

         (a) Liquidation Preference. In the event of an involuntary or voluntary liquidation or dissolution of the corporation at any time, the holders of shares of Series B Preferred Stock shall be entitled to receive out of the assets of the corporation a per share amount (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) equal to the sum of (i) $20 and (ii) an amount (taking into account dividends actually paid) representing a per share annual rate of return of $1.40, plus all dividends declared but unpaid thereon, if any.

         In the event of either an involuntary or a voluntary liquidation or dissolution of the corporation payment shall be made to the holders of shares of Series A Preferred Stock in the amounts herein fixed and to the holders of shares of Series B Preferred Stock in the amounts to which such holders are entitled before any payment shall be made or any assets distributed to the holders of the Common Stock or any other class of shares of the corporation ranking junior to such Preferred Stock with respect to payment upon dissolution or liquidation of the corporation, but after requisite payment is made to the holders of Series C Preferred Stock and Series D Preferred Stock to which such holders are entitled. Thereafter, no further payments or distributions shall be made with respect to the Preferred Stock. If upon any liquidation or dissolution of the corporation and after requisite payment to the holders of Series C Preferred Stock and Series D Preferred Stock in connection with such liquidation or distribution, the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock the full amounts to which they respectively shall be entitled, the holders of such Series A Preferred Stock and Series B Preferred Stock shall share ratably in any distribution of assets of the corporation in proportion to the respective amounts which would be payable in respect of the shares of Series A Preferred Stock and Series B Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         For purposes of this paragraph (4), at the option of the holders of sixty percent of the outstanding shares of series B Preferred Stock, a liquidation of the corporation shall be deemed to occur upon the occurrence of any one of the following events: (i) a merger, consolidation, reorganization or other transaction involving the corporation (whether as a single transaction or a series of related transactions, a "Transaction") in which the holders of the outstanding shares of capital stock of the corporation immediately prior to such Transaction are not the holders of a majority of the outstanding shares of capital stock of the corporation, or of the entity or entities surviving the corporation, immediately after such Transaction or (ii) a sale of all, or substantially all, of the corporation's assets.

         Within 30 days of the liquidation or dissolution of the corporation, the corporation shall mail to each holder of record of Series B Preferred Stock written notice thereof, specifying the amount, time and manner of payment to be made to such holder of record pursuant to this paragraph (4).

         Nothing hereinabove set forth shall affect in any way the right of each holder of shares of Series B Preferred Stock to convert such shares at any time and from time to time in accordance with subparagraph (c) below.

         (b)      Redemption; Certain Events of Default. Upon the occurrence of
(i) a Six-Year Right (as such term is defined below) or (ii) an Event of Default specified in Section 11.2 of the Second Purchase Agreement, and upon the written demand for redemption of the holders of at least sixty percent of the outstanding shares of Series B Preferred Stock, the corporation shall, to the extent that funds are legally available therefor, redeem all of the outstanding shares of Series B Preferred Stock at a redemption price, in cash, of a per share amount (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) equal to the sum of (A) $20 and (B) an amount (taking into account dividends actually paid) representing a per share annual rate of return of $1.40, plus all dividends declared but unpaid thereon, if any.

         Notwithstanding any provision contained in the previous paragraph, the corporation shall not redeem any shares of the outstanding Series B Preferred Stock without the prior consent of the holders (acting together as a class) of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock.

         A "Six-Year Right" shall be deemed to occur if, on or prior to the sixth anniversary of the closing of the Third Purchase Agreement, the corporation has not completed any one of the following events: (i) a Qualified IPO, (ii) a sale, liquidation or dissolution of the corporation or (iii) a sale of all, or substantially all, of the corporation's assets. For purposes of the previous sentence and of the first sentence of paragraph 4(d) hereof, a "Qualified IPO" is an initial public offering of the shares of the Common Stock
(i) at an offering price per share of (A) not less than 2 times the purchase price per share of Series C Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), if such initial public offering is consummated within a period of 30 months following the closing of the Third Purchase Agreement or (B) not less than 2.5 times the purchase price per share of the Series C Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), if such initial public offering is consummated after the period of 30 months following the closing of the Third Purchase Agreement and prior to expiration of the six-year period following the closing of the Third Purchase Agreement, (ii) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (iii) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders of a majority of the outstanding shares of the Series C Preferred Stock.

         If at the time of any required redemption the funds legally available for such redemption shall be insufficient to redeem the number of shares of Series B Preferred Stock specified in the first paragraph of this subparagraph
(b) and the number of shares of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock required to be redeemed at the same time, the corporation shall make payments to redeem all shares of Series C Preferred Stock and Series D Preferred Stock required to be redeemed pursuant to the Third Purchase Agreement and the Fourth Purchase Agreement before any such payments are made to redeem shares of Series A Preferred Stock or Series B Preferred Stock. Thereafter, as and to the extent legally available funds for the redemption thereof exist from time to time, the corporation shall redeem additional shares of Preferred Stock, pro rata as among the holders thereof, in proportion to the full amounts to which such holders would otherwise be entitled, until all shares of Preferred Stock required to be redeemed have been redeemed.

         In the event of a redemption of less than all of the outstanding shares of Series B Preferred Stock pursuant to the first paragraph of this subparagraph
(b), redemptions as among the holders of such shares of Series B Preferred Stock shall be on a pro rata basis.

         Optional redemptions of shares of Series B Preferred Stock by the corporation from any holder thereof in addition to the aforesaid required redemptions are not permitted without the consent of such holder.

         The corporation shall give notice by mail of redemptions to the holders of record of the shares of Series B Preferred Stock at least 30 days prior to the date of redemption. The notice (i) shall specify the date of redemption and the number of shares to be redeemed from each shareholder and (ii) shall be addressed to each shareholder at his post-office address as shown on the records of the corporation. On or after the date fixed for redemption, each holder of shares of Series B Preferred Stock called for redemption shall surrender the certificate or certificates evidencing such shares to the corporation at the place designated in such notice and shall thereupon be entitled to receive payment. If notice of redemption has been given under this paragraph, from and after the redemption date for the shares of Series B Preferred Stock called for redemption (unless default shall be made by the corporation in providing money for the payment of the redemption price of the shares so called for redemption), such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the corporation (except the right to receive the redemption price without interest) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors or a duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the corporation at the redemption price aforesaid. If less than all of the shares represented by any such surrendered certificate or certificates are redeemed, the corporation shall issue a new certificate for the unredeemed shares.

         (c) Conversion Right. At the option of the holders thereof, the shares of Series B Preferred Stock shall be convertible, at the office of the corporation (or at such other office or offices, if any, as the Board of Directors may designate), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series B Preferred Stock being deemed to have a value of $20 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $5 per share of Common Stock (i.e., at an initial conversion rate of four shares of Common Stock for each share of Series B Preferred Stock), provided, however, that such initial conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. In the case of the call for redemption of any shares of Series B Preferred Stock, such right of conversion shall cease and terminate as to the shares designated for redemption from and after the date fixed for redemption, unless there shall have been a default by the corporation in providing money for the payment of the redemption price of the shares so called for redemption. The following provisions shall govern such right of conversion:

                  (1) In order to convert shares of Series B Preferred Stock into shares of Common Stock of the corporation, the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed to the corporation or in blank, and give written notice to the corporation at such office that such holder elects to convert such shares. Shares of Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion as herein provided, and the person entitled to receive the shares of Common Stock of the corporation issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at such time. As promptly as practicable on or after the conversion date, the corporation shall issue and deliver or cause to be issued and delivered at such office a certificate or certificates for the number of shares of Common Stock of the corporation issuable upon such conversion.

                  (2) The conversion price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the conversion price each holder of shares of Series B Preferred Stock shall thereafter be entitled to receive the number of shares of Common Stock of the corporation obtained by multiplying the conversion price in effect immediately prior to such adjustment by the number of shares issuable pursuant to conversion immediately prior to such adjustment and dividing the product thereof by the conversion price resulting from such adjustment. Not in limitation of the foregoing, any adjustment of the conversion price hereafter effected shall apply to shares of Series B Preferred Stock issued subsequent to the adjustment.

                  (3) Except for (a) options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to key employee and consultant benefit plans adopted by the corporation and shares of Common Stock issued upon the exercise of such options granted pursuant to such plans (provided that the aggregate number of shares thus awarded and covered by unexercised options and thus issued pursuant to such options shall not be in excess of 1,242,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected)), (b) warrants issued in connection with bona fide financing transactions (including, without limitation, equipment financing arrangements and bank lines of credit) with conventional institutional lenders entered into in the ordinary course of their business and shares of Common Stock issued upon exercise of such warrants (provided that the aggregate number of shares thus issued on exercise and covered by unexercised warrants shall not be in excess of 600,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar change hereafter effected)), (c) dividends payable in Common Stock,
                  (d) shares of Common Stock issued or issuable upon exercise of the Warrants (as defined in the Second Purchase Agreement), and (e) shares of Common Stock issued or issuable upon conversion of the Preferred Stock, if and whenever the corporation shall issue or sell any shares of its Common Stock for a consideration per share less than the conversion price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the conversion price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing conversion price and (2) the consideration, if any, received by the corporation upon such issue or sale, by (B) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock thus issued or sold. Solely for purposes of (A) and (B) above, the term "Common Stock outstanding" shall include those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock but shall exclude shares of Common Stock issuable upon exercise of stock options and warrants.

                           No adjustment of the conversion price, however, shall
                  be made in an amount less than 2% of the conversion price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the earlier of (i) the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 4% of the conversion price then in effect and (ii) conversion of the Series B Preferred Stock.

                           For the purposes of this subparagraph (3), the
                  following provisions (i) to (v), inclusive, shall also be applicable:

                  (i) In case at any time the corporation shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (a) Common Stock or (b) any obligations or any shares of stock of the corporation which are convertible into, or exchangeable for, Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the corporation upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the conversion price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in subparagraph 4(c)(6) below, no further adjustments of the conversion price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the corporation shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the conversion price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (a) except as provided in subparagraph 4(c)(6) below, no further adjustments of the conversion price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the conversion price have been or are to be made pursuant to other provisions of this subparagraph 4(c)(3), no further adjustment of the conversion price shall be made by reason of such issue or sale.

                           (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the corporation therefor, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed to third parties by the corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the corporation, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed to third parties by the corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the corporation of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine in good faith to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the corporation in which the corporation is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the corporation for stock or other securities of any other corporation, the corporation shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the conversion price, the determination of the number of shares of Common Stock issuable upon conversion immediately prior to such merger, conversion or sale, for purposes of subparagraph 4(c)(7) below, shall be made after giving effect to such adjustment of the conversion price.

                           (iv) In case the corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                           (v) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 4(c)(3).

                  (4) In case the corporation shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph 4(c)(5) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock, then thereafter each holder of shares of Series B Preferred Stock upon the conversion thereof will be entitled to receive the number of shares of Common Stock into which such shares of Series B Preferred Stock have been converted, and, in addition and without payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above (except to the extent previously received pursuant to the provisions of paragraph (3) hereof) which such holder would have received by way of dividends or distributions if continuously since such holder became the record holder of such shares of Series B Preferred Stock such holder (i) had been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock.

                  (5) In case the corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the corporation shall be combined into a smaller number of shares, the conversion price in effect immediately prior to such combination shall be proportionately increased.

                  (6) If (i) the purchase price provided for in any right or option referred to in clause (i) of subparagraph 4(c)(3), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of subparagraph 4(c)(3), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of subparagraph 4(c)(3) are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the conversion price then in effect hereunder shall forthwith be decreased to such conversion price as would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and
                  (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the total consideration, if any, received by the corporation therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the conversion price then in effect hereunder shall forthwith be increased to such conversion price as would have obtained had the adjustments made only upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any right or option referred to in clause (i) of subparagraph 4(c)(3), or the rate at which any Convertible Securities referred to in clause (i) or clause
                  (ii) of subparagraph 4(c)(3) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the conversion price then in effect hereunder shall forthwith be decreased to such conversion price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (7) If any capital reorganization or reclassification of the capital stock of the corporation, or consolidation or merger of the corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and subject to subparagraph 4(a) above, lawful and adequate provision shall be made whereby the holders of Series B Preferred Stock shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the corporation immediately theretofore receivable upon the conversion of Series B Preferred Stock such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the conversion of Series B Preferred Stock had such reorganization, reclassification, consolidation, merger or sale not taken place, plus all dividends declared but unpaid thereon to the date of such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of Series B Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion price and of the number of shares receivable upon the conversion of Series B Preferred Stock) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of Series B Preferred Stock. The corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of Series B Preferred Stock, at the last addresses of such holders appearing on the books of the corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

                  (8) On earlier to occur of (i) an Income Adjustment Event (as hereinafter defined) and (ii) a Sale Adjustment Event (as hereinafter defined), if any, the conversion price shall, on a one-time basis only, be decreased to eighty-seven and 50/100s percent (87.5%) of the conversion price in effect immediately prior to the Income Adjustment Event or the Sale Adjustment Event, as the case may be.

                           For purposes of this subparagraph 4(c)(8), the
                  following defined terms shall have the following meanings:

                           "Income Adjustment Event" shall mean the failure of
                  the corporation to achieve after-tax operating income of the corporation of at least $1.185 per share (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) on a fully-diluted basis as determined by the corporation's independent public accountants in accordance with generally accepted accounting principles, consistently applied, for the twelve-month period ending on December 31, 2003. For purposes of the preceding sentence, extraordinary items shall be excluded from determining after-tax income unless all members of the Board of Directors of the corporation determine that an extraordinary item should be included (provided, however, that in no event will an extraordinary item related to a disposition of assets by the corporation be included) and after-tax operating income of the corporation shall be calculated as of December 31, 2003 by the corporation's independent public accountants upon completion of the year-end audit for 2003 in the manner required under Sections 8.2 and 8.3 of the Second Purchase Agreement.

                           "Sale Adjustment Event" shall mean the failure of the
                  Sale Consideration (as hereinafter defined) distributable to a holder of Series B Preferred Stock in connection with a Sale of the Company (as hereinafter defined) to be equal to or greater than a 30% Internal Rate of Return (as hereinafter defined) on such holder's Series B Preferred Stock.

                           "Sale Consideration" distributable to any holder of
                  Series B Preferred Stock shall be equal to the greater of (i) the product obtained by multiplying (A) the number of shares of Series B Preferred Stock held by such holder by (B) the per share purchase price to be received by holders of Series B Preferred Stock in the Sale of the Company, and (ii) the product obtained by multiplying (A) the number of shares of Common Stock into which the shares of Series B Preferred Stock held by such holder may be converted immediately prior to the Sale of the Company (but before any adjustment to the conversion price as contemplated by this subparagraph 4(c)(8)) by (B) the value of the cash, securities or other property distributable to shareholders of the corporation in their capacity as shareholders of the corporation, on a fully-diluted per share basis, as a result of, or in connection with, a Sale of the Company, with the value of non-cash and deferred consideration to be valued in the manner set forth below.

                           "Sale of the Company" shall mean a single transaction
                  or a series of transactions resulting in (i) a sale, exchange or other disposition of 50% or more of the ownership of the corporation by or through its shareholders, or (ii) the sale, lease, exchange or other disposition by the corporation of assets with a fair market value greater than 50% of the aggregate fair market value of all assets of the corporation immediately prior to such sale, lease, exchange or other disposition; provided that, for purposes of this definition, such transaction or series of transactions shall include, without limitation, a merger, consolidation, joint venture, tender offer, exchange offer, or other similar transaction satisfying the above criteria.

                           "Internal Rate of Return", with respect to shares of
                  Series B Preferred Stock, shall mean the annual discount rate which, when applied to the purchase price of such shares paid by the holder thereof and to all amounts paid and payable by the corporation with respect to such shares on a pre-tax basis, yields a net present value of zero.

                           For purposes of determining the amount of the Sale
                  Consideration and the amounts payable with respect to shares of Series B Preferred Stock in connection with a Sale of the Company, the following provisions shall apply:

                           (i) In the event that all or a portion of the Sale Consideration consists of securities or property (other than cash), the fair value of any portion of the Sale Consideration consisting of (x) securities listed on a national securities exchange or unlisted securities for which closing price information is available shall be the closing price averaged over a period of 30 trading days prior to the closing of the Sale of the Company, (y) unlisted securities for which there is an established trading market shall be the mean between the bid and the asked price thereof as of the close of trading averaged over a period of 30 trading days prior to the closing of the Sale of the Company, and (z) securities and/or other property for which there is no established trading market shall be as mutually agreed by the corporation and the holders of 60% of the outstanding shares of Series B Preferred Stock, or, in the absence of such agreement, as determined in accordance with clause (iv) below. For the purpose of this clause (i), the existence of limited or sporadic quotations shall not of itself be deemed to constitute an established trading market.

                           (ii) In the event that all or a portion of the Sale Consideration involves installment or deferred payments, then the value of any portion of the Sale Consideration consisting of installment or deferred payments shall be the present value thereof (such present value to be based upon a discount rate equal to the rate of United States Treasury securities having a then-remaining maturity equal to (or if not equal to, closest to) the length of time remaining to the date of such deferred payment plus three percent).

                           (iii) In the event that all or a portion of the Sale Consideration is subject to an escrow, "holdback", "earnout" or any other provision pursuant to which the payment of such consideration is subject to a contingency or is not payable to the corporation or its shareholders on or immediately following the closing of the Sale of the Company (other than ordinary installment or deferred payments), the value of any portion of the Sale Consideration subject to an escrow, "holdback", "earnout" or related provisions shall be the fair value thereof as mutually agreed by the corporation and the holders of 60% of the outstanding shares of Series B Preferred Stock, or, in the absence of such agreement, as determined in accordance with clause (iv) below.

                           (iv) In the event that the corporation and the holders of 60% of the outstanding shares of Series B Preferred Stock shall be unable to promptly agree upon any value or amount relating to Sale Consideration to be determined by their mutual agreement pursuant to this subparagraph 4(c)(8), or shall have any disagreement with respect to the computation of the Sale Consideration which they cannot promptly resolve, then the value or amount upon which they were unable to agree and/or the other specific matter or matters in dispute shall be determined (A) by such independent investment banker or other third party as is mutually agreeable to the corporation and the holders of 60% of the outstanding shares of Series B Preferred Stock, or (B) in the absence of such agreement, by a third party selected in accordance with the rules of arbitration of the American Arbitration Association. Any independent investment banker or other third party selected pursuant to this clause (iv) shall make a final and binding determination as to such value, amount or other matter or matters in dispute.

                           (v) The fees and expenses of any independent investment banker or other third party selected pursuant to clause (iv) above for services rendered in connection with any determinations to be made pursuant thereto shall be paid one-half by the holders of all outstanding shares of Series B Preferred Stock and one-half by the corporation.

                  (9) Upon any adjustment of the conversion price, then and in each case the corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Series B Preferred Stock, at the addresses of such holders as shown on the books of the corporation, which notice shall state the conversion price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Series B Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (10)     In case at any time:

                           (i) the corporation shall declare any cash dividend on its Common Stock;

                           (ii) the corporation shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                           (iii) the corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iv) there shall be any capital reorganization, or reclassification of the capital stock of the corporation, or consolidation or merger of the corporation with, or sale of all or substantially all of its assets to, another corporation;

                           (v) there shall be a tender offer for any capital stock of the corporation; or

                           (vi) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the corporation;

                           then, in any one or more of said cases, the
                  corporation shall give written notice, by first-class mail, postage prepaid, addressed to the registered holders of Series B Preferred Stock at the addresses of such holders as shown on the books of the corporation, of the date on which (a) the books of the corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, tender offer, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, tender offer, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice must be received by the holders of Series B Preferred Stock at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the corporation's transfer books are closed in respect thereto. Such written notice shall be deemed received 3 days after deposited in the U.S. mail in the manner provided above.

                  (11) If any event occurs as to which in the opinion of the Board of Directors of the corporation the other provisions of this paragraph 4(c) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

                  (12) As used in this paragraph 4(c) the term "Common Stock" shall mean and include the corporation's currently authorized Common Stock and shall also include any capital stock of any class of the corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation; provided that the shares receivable pursuant to conversion of shares of Series B Preferred Stock shall include shares designated as Common Stock of the corporation as of the date of issuance of such shares of Series B Preferred Stock, or, in case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 4(c)(7) above.

                  (13) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the day of conversion. "Market price" shall mean if the Common Stock is traded on a securities exchange or on the NASDAQ National Market System, the closing price of the Common Stock on such exchange or the NASDAQ National Market System, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market System, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the fair value thereof determined in good faith by the Board of Directors of the corporation as of a date which is within 15 days of the date as of which the determination is to be made.

         (d) Mandatory Conversion. The Series B Preferred Stock shall automatically be converted into shares of Common Stock of the corporation, without any act by the corporation or the holders of the Series B Preferred Stock, concurrently with the closing of the first public offering by the corporation of shares of Common Stock of the corporation registered under the Securities Act of 1933, as amended, in which (1) the aggregate price to public of the securities sold for cash by the corporation in the offering is at least $40,000,000, or such lower amount as may be approved by the holders of at least 60% of the shares of Series B Preferred Stock then outstanding, and (2) the offering is underwritten on a firm commitment basis, and (3) the public offering price per share of Common Stock (as adjusted from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) is equal to at least $10 or such lower amount as may be approved by the holders of at least 60% of the shares of Series B Preferred Stock then outstanding. As used herein, the term "closing" shall mean the delivery by the corporation to the underwriters of certificates representing the shares of Common Stock of the corporation offered to the public against delivery to the corporation by such underwriters of payment therefor. The term "firm commitment basis" with respect to the underwriting of such public offering shall mean a commitment pursuant to a written underwriting agreement under which the nature of the underwriters' commitment is such that all securities will be purchased by such underwriters if any securities are purchased by such underwriters. Each holder of a share of Series B Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Series B Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such public offering together with cash in lieu of any fractional shares. Shares of Series B Preferred Stock shall be deemed to have been converted concurrently with the closing of the offering described above and from such time the holder of such shares of Series B Preferred Stock shall be treated for all purposes as the record holder of those shares of Common Stock into which such shares of Series B Preferred Stock have been converted. Within a reasonable time and in no event later than 15 days after the conversion date, the corporation shall issue and deliver or cause to be issued and delivered at such office a certificate or certificates for the number of shares of Common Stock of the corporation issuable upon such conversion.

         (e) Replacement Certificates. Upon receipt of evidence reasonably satisfactory to the corporation of the loss, theft, destruction or mutilation of any certificates representing shares of Series B Preferred Stock, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the corporation, or, in the case of any such mutilation, upon surrender and cancellation of the certificates representing shares of Series B Preferred Stock, the corporation will issue new certificates representing shares of Series B Preferred Stock of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificates representing shares of Series B Preferred Stock.

(5)      Status of Series B Preferred Stock Upon Retirement.

         Shares of Series B Preferred Stock which are acquired or redeemed by the corporation or converted pursuant to paragraph 4(c) or paragraph 4(d) shall return to the status of authorized and unissued shares of stock of the corporation without designation as to class or series. Upon the acquisition or redemption by the corporation or conversion pursuant to paragraph 4(c) or paragraph 4(d) of all outstanding shares of Series B Preferred Stock, all provisions of this Certificate of Designation shall cease to be of further effect.

         IN WITNESS WHEREOF, the undersigned, the President and Chief Executive Officer of the corporation, being duly authorized on behalf of the corporation, has executed this document the 19th day of July, 2001.

                                        LIFE TIME FITNESS, INC.

                                        By: /s/ Bahram Akradi
                                           -------------------------------------
                                           Bahram Akradi
                                           President and Chief Executive Officer

                          CERTIFICATE OF DESIGNATION OF
                            SERIES OF PREFERRED STOCK

                             LIFE TIME FITNESS, INC.

                            AMENDMENT AND RESTATEMENT
                                       OF
                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK

         The undersigned hereby certifies that the following resolutions establishing the rights, powers and preferences of the Series C Convertible Preferred Stock of LIFE TIME FITNESS, Inc., (formerly known as FCA, Ltd.) a Minnesota corporation (the "corporation"), pursuant to Minnesota Statutes,
Section 302A.401 were duly adopted by the Board of Directors of the corporation (the "Board of Directors") and approved by the holders (acting together as a class) of a majority of the outstanding shares of Series C Preferred Stock.

         RESOLVED, that, subject to the filing of the Amendment and Restatement of Designation of Rights, Preferences and Limitations of the Series C Convertible Preferred Stock, the rights, powers and preferences of the series of preferred stock of this corporation known as Series C Convertible Preferred Stock are hereby amended and restated, and that such series shall hereafter have the following rights, powers and preferences:

(1)      Designation of Series of Preferred Stock.

         Of the 60,000,000 shares of capital stock which the corporation is authorized to issue under its Articles of Incorporation (as hereinafter defined), 4,500,000 of such shares shall be designated as shares of Series C Convertible Preferred Stock of the corporation (the "Series C Preferred Stock"), par value $.02 per share. Such shares of Series C Preferred Stock, together with the 479,243 shares of Series A Convertible Preferred Stock of the corporation (the "Series A Preferred Stock"), the 1,000,000 shares of Series B Convertible Preferred Stock of the corporation (the "Series B Preferred Stock"), the 2,000,000 shares of Series D Convertible Preferred Stock of the corporation (the "Series D Preferred Stock"), the 50,000,000 authorized shares of Common Stock of the corporation (the "Common Stock"), the balance of the undesignated shares of capital stock of the corporation and any other common stock or preferred stock that may hereafter be authorized in or pursuant to the Articles of Incorporation of the corporation, are sometimes hereinafter collectively referred to as the "capital stock." The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are referred to herein collectively as the "Preferred Stock."

(2)      Voting Privileges.

         (a) General. Each holder of Series C Preferred Stock shall have that number of votes on all matters submitted to the shareholders that is equal to the number of shares of Common Stock into which such holder's shares of Series C Preferred Stock are then convertible, as hereinafter provided. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the corporation shall vote as a single class on all matters submitted to the shareholders.

         (b) Election of Directors: General. So long as any shares of Series C Preferred Stock or Series D Preferred Stock are outstanding, (i) the Board of Directors of the corporation shall consist of not more than seven members, (ii) the holders of the Series A Preferred Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Series A Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, provided, that at such time as no shares of Series A Preferred Stock are outstanding, and so long as shares of Series B Preferred Stock and Series C Preferred Stock are both outstanding, and the director elected pursuant to this subparagraph (ii) is removed pursuant to Section 6 of the Amended and Restated Shareholders Agreement, dated as of July 19, 2001 (the "Shareholders Agreement") among the corporation, the Shareholders and Co-Sale Parties named therein, the holders of (A) at least sixty percent of the outstanding shares of Series B Stock and (B) a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a class, exclusively, shall together be entitled to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (iii) the holders of the Series B Preferred Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Series B Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (iv) the holders of Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, shall be entitled, by a vote of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (v) subject to subparagraph 2(c) below, the holders of the Common Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Common Stock held by such holders, to elect one of the directors of the corporation and, subject to subparagraph (2)(c) hereof, to exercise any right of removal or replacement of such director, and (vi) subject to subparagraph 2(c) below, the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a single class, shall be entitled, by a vote of a majority of the total votes to which such holders are entitled as set forth in subparagraph
(a) above, to elect the remaining directors of the corporation, and, subject to subparagraph (2)(c) hereof, to exercise any right of removal or replacement of such directors.

         (c) Election of Directors: Certain Events of Default. Upon the occurrence of an Event of Default as defined in (i) the Stock Purchase Agreement dated May 7, 1996, as amended by the First Amendment and Waiver dated as of December 8, 1998, by the Second Amendment and Waiver dated as of August 16, 2000 and by the Third Amendment and Waiver dated as of July 19, 2001 among the corporation and the Purchasers named therein, (ii) the Stock Purchase Agreement dated December 8, 1998, as amended by the First Amendment and Waiver dated as of August 16, 2000 and by the Second Amendment and Waiver dated as of July 19, 2001 (the "Second Purchase Agreement") among the corporation and the Purchasers named therein,
(iii) the Stock Purchase Agreement dated as of August 16, 2000, as amended by the First Amendment and Waiver dated as of July 19, 2001 (the "Third Purchase Agreement") among the corporation and the Purchasers named therein, (iv) the Stock Purchase Agreement dated as of July 19, 2001, (the "Fourth Purchase Agreement") among the corporation and the Purchasers named therein, or (v) the Shareholders Agreement, and so long as such Event of Default continues unremedied, and unless such Event of Default shall have been waived by the holders of at least sixty percent of the outstanding shares of each of the Series A Preferred Stock and Series B Preferred Stock and by the holders of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock, voting together as a class, the holders of the outstanding shares of Preferred Stock, shall be entitled, at the same time as the removal of all directors not elected exclusively by the holders of Series A Preferred Stock (pursuant to subparagraph (2)(b)(ii) hereof), Series B Preferred Stock (pursuant to subparagraph (2)(b)(iii) hereof ) or Series C Preferred Stock and Series D Preferred Stock (pursuant to subparagraph (2)(b)(iv) hereof), in accordance with
Section 5 of the Shareholders Agreement, to elect such number of additional directors of the corporation as shall be necessary in order for the Board of Directors of the corporation to be made up of an equal number of directors elected by (x) the holders of at least sixty percent of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, exclusively and voting together as a single class, on the one hand and (y) the holders of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, on the other hand, and to exercise any right of removal or replacement of such directors. In the event the holders of the outstanding shares of Preferred Stock are entitled to elect the members of the Board of Directors of the corporation pursuant to the immediately preceding sentence, the corporation shall, immediately upon receiving written notice from the holders of at least sixty percent of the outstanding shares of each of the Series A Preferred Stock and Series B Preferred Stock or from the holders of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a class, call a special shareholders' meeting to be held as soon as possible, but in any event within five days of the date of the notice of such meeting. At such special shareholders' meeting the directors of the corporation shall be elected pursuant to this paragraph. Any right to continue to elect the members of the Board of Directors of the corporation pursuant to this paragraph shall expire, and a shareholders' meeting to elect new directors shall be called, three months after the later of (a) the curing of the Event of Default upon which the right was exercised, or (b) the curing of any Event of Default occurring after the Event of Default upon which such right was exercised. When, to its knowledge, any Event of Default described herein has occurred or exists, the corporation agrees to give written notice within three business days of obtaining such knowledge of such Event of Default to the holders of all outstanding shares of Preferred Stock. If the holder of any shares of Preferred Stock shall give any notice or take any other actions in respect of a claimed Event of Default, the corporation will forthwith give written notice thereof to all other holders of Preferred Stock at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

         (d) Additional Class Votes by Series C Preferred Stock and Series D Preferred Stock. Without the affirmative vote or written consent of the holders (acting together as a class) of a majority of the shares of Series C Preferred Stock and Series D Preferred Stock at the time outstanding, the corporation shall not:

                  (1)      authorize any additional shares of Common Stock; or

                  (2) authorize or issue any additional shares of Series C Preferred Stock, or any shares of stock having priority over Series C Preferred Stock or ranking on a parity therewith as to the payment or distribution of assets upon the liquidation or dissolution, voluntary or involuntary, of the corporation; or

                  (3) amend the articles of incorporation of the corporation, including any certificate of designation for preferred stock of the corporation (the "Articles of Incorporation"), so as to materially and adversely alter any existing provision relating to Series C Preferred Stock or the holders thereof, whether such amendment is by merger, consolidation, recapitalization or otherwise, or waive any of the rights granted to the holders of the Series C Preferred Stock by the Articles of Incorporation;

                  (4) sell, lease, license or otherwise dispose of all or substantially all of the assets of the corporation or of any subsidiary of the corporation, or any asset or assets which have a material effect upon the business or financial condition of the corporation or any subsidiary of the corporation, nor shall the corporation or any subsidiary of the corporation consolidate with or merge into any other corporation or entity, or permit any other corporation or entity to consolidate or merge into the corporation or any subsidiary of the corporation, or enter into a plan of exchange with any other corporation or entity, or otherwise acquire any other corporation or entity (other than a merger effected exclusively for the purpose of changing the state of incorporation of the corporation to the State of Delaware); or

                  (5) take any action which would violate Section 9.3 of the Third Purchase Agreement.

(3)      Dividends.

         The holders of Series C Preferred Stock will be entitled to receive annual dividends of $0.80 per share, if, as and when declared by the Board of Directors on a non-cumulative basis. In the event any dividend or distribution is declared or made with respect to outstanding shares of Common Stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of the

Preferred Stock, minus any dividend paid pursuant to the first sentence of this paragraph. In the event any dividend or distribution is declared or made with respect to the Common Stock, each holder of shares of the Preferred Stock shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of the Preferred Stock are then convertible, as hereinafter provided.

         Dividends on shares of capital stock of the corporation shall be payable only out of funds legally available therefor.

(4)      Other Terms of the Series C Preferred Stock.

         (a) Liquidation Preference. In the event of an involuntary or voluntary liquidation or dissolution of the corporation at any time, the holders of shares of Series C Preferred Stock shall be entitled to receive out of the assets of the corporation a per share amount (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) equal to the sum of (i) $10 and (ii) an amount (taking into account dividends actually paid) representing a per share annual rate of return of $0.80 (such amount to represent an 8% cumulative compound annual return on $10), plus all dividends declared but unpaid thereon, if any.

         In the event of either an involuntary or a voluntary liquidation or dissolution of the corporation, payment shall be made to the holders of shares of Series C Preferred Stock and Series D Preferred Stock in the amounts herein fixed before any payment shall be made or any assets distributed to the holders of Series A Preferred Stock, Series B Preferred Stock, Common Stock or any other class of shares of the corporation ranking junior to the Series C Preferred Stock and Series D Preferred Stock with respect to payment upon dissolution or liquidation of the corporation. If upon any liquidation or dissolution of the corporation, the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Series C Preferred Stock and Series D Preferred Stock the full amounts to which they respectively shall be entitled, the holders of such Series C Preferred Stock and Series D Preferred Stock shall share ratably in any distribution of assets of the corporation in proportion to the respective amounts which would be payable in respect of the shares of Series C Preferred Stock and Series D Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         For purposes of this paragraph (4), at the option of the holders (acting together as a class) of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, a liquidation of the corporation shall be deemed to occur upon the occurrence of any one of the following events:
(i) a merger, consolidation, reorganization or other transaction involving the corporation (whether as a single transaction or a series of related transactions, a "Transaction") in which the holders of the outstanding shares of capital stock of the corporation immediately prior to such Transaction are not the holders of a majority of the outstanding shares of capital stock of the corporation, or of the entity or entities surviving the corporation, immediately after such Transaction or (ii) a sale of all, or substantially all, of the corporation's assets.

         Within 30 days of the liquidation or dissolution of the corporation, the corporation shall mail to each holder of record of Series C Preferred Stock written notice thereof, specifying the amount, time and manner of payment to be made to such holder of record pursuant to this paragraph (4).

         Nothing hereinabove set forth shall affect in any way the right of each holder of shares of Series C Preferred Stock to convert such shares at any time and from time to time in accordance with subparagraph (c) below.

         (b)      Redemption; Certain Events of Default. Upon the occurrence of
(i) a Six-Year Right (as such term is defined below) or (ii) an Event of Default specified in Section 11.2 of the Third Purchase Agreement, and upon the written demand for redemption of the holders (acting together as a class) of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, the corporation shall, to the extent that funds are legally available therefor, redeem all of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock at a redemption price, in cash, of a per share amount (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) equal to the sum of (A) $10 and (B) an amount (taking into account dividends actually paid) representing a per share annual rate of return of $0.80 (such amount to represent an 8% cumulative compound annual return on $10), plus all dividends declared but unpaid thereon, if any.

         Notwithstanding any provision contained in the previous paragraph, the corporation shall not redeem any shares of the outstanding Series C Preferred Stock and Series D Preferred Stock without the prior consent of the holders of at least sixty percent of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock (voting together as a class).

         A "Six-Year Right" shall be deemed to occur if, on or prior to the sixth anniversary of the closing of the Third Purchase Agreement, the corporation has not completed any one of the following events: (i) a Qualified IPO, (ii) a sale, liquidation or dissolution of the corporation or (iii) a sale of all, or substantially all, of the corporation's assets. For purposes of the previous sentence and of the first sentence of paragraph 4(d) hereof, a "Qualified IPO" is an initial public offering of the shares of the Common Stock
(i) at an offering price per share of (A) not less than 2 times the purchase price per share of Series C Preferred Stock and Series D Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), if such initial public offering is consummated within a period of 30 months following the closing of the Third Purchase Agreement or (B) not less than 2.5 times the purchase price per share of the Series C Preferred Stock and the Series D Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), if such initial public offering is consummated after the period of 30 months following the closing of the Third Purchase Agreement and prior to expiration of the six-year period following the closing of the Third Purchase Agreement, (ii) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (iii) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders (acting together as a class) of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock.

         In the event the corporation is required to redeem any shares of Preferred Stock, the corporation shall first, to the extent funds are legally available, redeem all shares of Series C Preferred Stock and Series D Preferred Stock before it redeems any shares of Series A Preferred Stock or Series B Preferred Stock.

         In the event of a redemption of less than all of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock pursuant to the first paragraph of this subparagraph (b), redemptions as among the holders of such shares of Series C Preferred Stock and Series D Preferred Stock shall be on a pro rata basis in proportion to the full amounts to which such holders would otherwise be entitled. Thereafter, as and to the extent legally available funds for the redemption thereof exist from time to time, the corporation shall redeem additional shares of Series C Preferred Stock and Series D Preferred Stock, pro rata as among the holders thereof, in proportion to each holders respective ownership of Series C Preferred Stock and Series D Preferred Stock, until all shares of Series C Preferred Stock and Series D Preferred Stock required to be redeemed have been redeemed.

         Optional redemptions of shares of Series C Preferred Stock by the corporation from any holder thereof in addition to the aforesaid required redemptions are not permitted without the consent of such holder.

         The corporation shall give notice by mail of redemptions to the holders of record of the shares of Series C Preferred Stock at least 30 days prior to the date of redemption. The notice (i) shall specify the date of redemption and the number of shares to be redeemed from each shareholder and (ii) shall be addressed to each shareholder at his post-office address as shown on the records of the corporation. On or after the date fixed for redemption, each holder of shares of Series C Preferred Stock called for redemption shall surrender the certificate or certificates evidencing such shares to the corporation at the place designated in such notice and shall thereupon be entitled to receive payment. If notice of redemption has been given under this paragraph, from and after the redemption date for the shares of Series C Preferred Stock called for redemption (unless default shall be made by the corporation in providing money for the payment of the redemption price of the shares so called for redemption), such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the corporation (except the right to receive the redemption price without interest) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors or a duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the corporation at the redemption price aforesaid. If less than all of the shares represented by any such surrendered certificate or certificates are redeemed, the corporation shall issue a new certificate for the unredeemed shares.

         (c) Conversion Right. At the option of the holders thereof, the shares of Series C Preferred Stock shall be convertible, at the office of the corporation (or at such other office or offices, if any, as the Board of Directors may designate), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series C Preferred Stock being deemed to have a value of $10 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $10 per share of Common Stock (i.e., at an initial conversion rate of one share of Common Stock for each share of Series C Preferred Stock), provided, however, that such initial conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. In the case of the call for redemption of any shares of Series C Preferred Stock, such right of conversion shall cease and terminate as to the shares designated for redemption from and after the date fixed for redemption, unless there shall have been a default by the corporation in providing money for the payment of the redemption price of the shares so called for redemption. The following provisions shall govern such right of conversion:

                  (1) In order to convert shares of Series C Preferred Stock into shares of Common Stock of the corporation, the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed to the corporation or in blank, and give written notice to the corporation at such office that such holder elects to convert such shares. Shares of Series C Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion as herein provided, and the person entitled to receive the shares of Common Stock of the corporation issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at such time. As promptly as practicable on or after the conversion date, the corporation shall issue and deliver or cause to be issued and delivered at such office a certificate or certificates for the number of shares of Common Stock of the corporation issuable upon such conversion.

                  (2) The conversion price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the conversion price each holder of shares of Series C Preferred Stock shall thereafter be entitled to receive the number of shares of Common Stock of the corporation obtained by multiplying the conversion price in effect immediately prior to such adjustment by the number of shares issuable pursuant to conversion immediately prior to such adjustment and dividing the product thereof by the conversion price resulting from such adjustment. Not in limitation of the foregoing, any adjustment of the conversion price hereafter effected shall apply to shares of Series C Preferred Stock issued subsequent to the adjustment.

                  (3) Except for (a) options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to key employee and consultant benefit plans adopted by the corporation and shares of Common Stock issued upon the exercise of such options granted pursuant to such plans (provided that the aggregate number of shares thus awarded and covered by unexercised options and thus issued pursuant to such options shall not be in excess of 1,242,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected)), (b) warrants issued in connection with bona fide financing transactions (including, without limitation, equipment financing arrangements and bank lines of credit) with conventional institutional lenders entered into in the ordinary course of their business and shares of Common Stock issued upon exercise of such warrants (provided that the aggregate number of shares thus issued on exercise and covered by unexercised warrants shall not be in excess of 600,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar change hereafter effected)), (c) dividends payable in Common Stock,
                  (d) shares of Common Stock issued or issuable upon exercise of the Warrants (as defined in the Second Purchase Agreement), and (e) shares of Common Stock issued or issuable upon conversion of the currently outstanding shares of Preferred Stock, if and whenever the corporation shall issue or sell any shares of its Common Stock for a consideration per share less than the conversion price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the conversion price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing conversion price and (2) the consideration, if any, received by the corporation upon such issue or sale, by (B) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock thus issued or sold. Solely for purposes of (A) and (B) above, the term "Common Stock outstanding" shall include those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock but shall exclude shares of Common Stock issuable upon exercise of stock options and warrants.

                           No adjustment of the conversion price, however, shall
                  be made in an amount less than 2% of the conversion price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the earlier of (i) the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 4% of the conversion price then in effect and (ii) conversion of the Series C Preferred Stock.

                           For the purposes of this subparagraph (3), the
                  following provisions (i) to (v), inclusive, shall also be applicable:

                           (i) In case at any time the corporation shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (a) Common Stock or (b) any obligations or any shares of stock of the corporation which are convertible into, or exchangeable for, Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the corporation upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the conversion price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in subparagraph 4(c)(6) below, no further adjustments of the conversion price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the corporation shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the conversion price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (a) except as provided in subparagraph 4(c)(6) below, no further adjustments of the conversion price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the conversion price have been or are to be made pursuant to other provisions of this subparagraph 4(c)(3), no further adjustment of the conversion price shall be made by reason of such issue or sale.

                           (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the corporation therefor, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed to third parties by the corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the corporation, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed to third parties by the corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the corporation of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine in good faith to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the corporation in which the corporation is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the corporation for stock or other securities of any other corporation, the corporation shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the conversion price, the determination of the number of shares of Common Stock issuable upon conversion immediately prior to such merger, conversion or sale, for purposes of subparagraph 4(c)(7) below, shall be made after giving effect to such adjustment of the conversion price.

                           (iv) In case the corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                           (v) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 4(c)(3).

                  (4) In case the corporation shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph 4(c)(5) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock, then thereafter each holder of shares of Series C Preferred Stock upon the conversion thereof will be entitled to receive the number of shares of Common Stock into which such shares of Series C Preferred Stock have been converted, and, in addition and without payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above (except to the extent previously received pursuant to the provisions of paragraph (3) hereof) which such holder would have received by way of dividends or distributions if continuously since such holder became the record holder of such shares of Series C Preferred Stock such holder (i) had been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock.

                  (5) In case the corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the corporation shall be combined into a smaller number of shares, the conversion price in effect immediately prior to such combination shall be proportionately increased.

                  (6) If (i) the purchase price provided for in any right or option referred to in clause (i) of subparagraph 4(c)(3), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of subparagraph 4(c)(3), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of subparagraph 4(c)(3) are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the conversion price then in effect hereunder shall forthwith be decreased to such conversion price as would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and
                  (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the total consideration, if any, received by the corporation therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the conversion price then in effect hereunder shall forthwith be increased to such conversion price as would have obtained had the adjustments made only upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any right or option referred to in clause (i) of subparagraph 4(c)(3), or the rate at which any Convertible Securities referred to in clause (i) or clause
                  (ii) of subparagraph 4(c)(3) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the conversion price then in effect hereunder shall forthwith be decreased to such conversion price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (7) If any capital reorganization or reclassification of the capital stock of the corporation, or consolidation or merger of the corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and subject to subparagraph 4(a) above, lawful and adequate provision shall be made whereby the holders of Series C Preferred Stock shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the corporation immediately theretofore receivable upon the conversion of Series C Preferred Stock such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the conversion of Series C Preferred Stock had such reorganization, reclassification, consolidation, merger or sale not taken place, plus all dividends declared but unpaid thereon to the date of such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of Series C Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion price and of the number of shares receivable upon the conversion of Series C Preferred Stock) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of Series C Preferred Stock. The corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of Series C Preferred Stock, at the last addresses of such holders appearing on the books of the corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

                  (8) The conversion price shall automatically be reduced by twenty percent (20%) upon the occurrence of an Adjustment Event. For purposes of the previous sentence, an "Adjustment Event" shall have occurred (A) upon the closing of either (i) an initial public offering of the shares of the Common Stock by the corporation, (ii) a sale of all, or substantially all, of the corporation's assets or (iii) a sale of all, or substantially all, of the corporation's outstanding shares of capital stock, including a merger, consolidation or other capital reorganization which results in the holders of capital stock after such reorganization holding less than fifty percent (50%) of the voting power of the corporation; if (B) the offering price of the initial public offering or the consideration per share received in connection with the sale of assets or Common Stock is less than: (x) $30.00 per share (appropriately adjusted to reflect stock splits, stock combinations, stock dividends, reorganizations, consolidations and similar changes hereafter effected) and (y) an amount, which on a per share basis, represents a thirty percent (30%) Internal Rate of Return (as defined below) based on the initial purchase price per share of the Series C Preferred Stock. The conversion price shall be deemed to have been adjusted concurrently with the closing of the Adjustment Event described above and from such time the conversion price of such shares of Series C Preferred Stock shall be calculated in accordance with such adjusted conversion price. "Internal Rate of Return" shall mean the discount rate which, when applied to the purchase price of the shares paid by the holder thereof, as adjusted from time to time, and all amounts payable by the corporation to the holders of Series C Preferred Stock and Series D Preferred Stock upon an Adjustment Event with respect to such shares on a pre-tax basis, yields a net present value of zero.

                  For purposes of this paragraph 4(e), if a sale of Common Stock, including a merger, consolidation or other capital reorganization of the corporation, or if the sale of its assets shall be effected in such a way that holders of Series C Preferred Stock shall be entitled to receive securities of another entity (the "New Securities") in exchange for shares of Series C Preferred Stock, then the consideration to be received by the holders of Series C Preferred Stock shall be valued for purposes of the preceding paragraph based upon the arithmetic average of the daily closing sale price on the Nasdaq Stock Market or on the national securities exchange on which the New Securities are then listed for the thirty (30) trading days preceding the Adjustment Event.

                  If the New Securities are not traded on the Nasdaq Stock Market or on a national securities exchange, the value thereof shall be determined in good faith by the Board of Directors of the corporation. In the event that a majority of the holders of Series C Preferred Stock and Series D Preferred Stock shall object to the Board of Director's determination, within 30 days of the Adjustment Event, the corporation and the holders of a majority of the outstanding Series C Preferred Stock and Series D Preferred Stock, shall mutually agree upon and select a nationally recognized investment bank (the "Investment Bank") to conduct a valuation of the New Securities. The Investment Bank shall not have a direct or indirect interest in any of the parties. The Investment Bank shall have 30 days in which to independently determine the fair market value of the New Securities. Such Investment Bank shall be briefed at a meeting of all parties interested in the valuation and shall receive written materials and access to information. The Investment Bank shall submit a written valuation to the corporation. The cost of the valuation shall be borne by the corporation.

                  (9) Upon any adjustment of the conversion price, then and in each case the corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Series C Preferred Stock, at the addresses of such holders as shown on the books of the corporation, which notice shall state the conversion price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Series C Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (10)     In case at any time:

                           (i) the corporation shall declare any cash dividend on its Common Stock;

                           (ii) the corporation shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                           (iii) the corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iv) there shall be any capital reorganization, or reclassification of the capital stock of the corporation, or consolidation or merger of the corporation with, or sale of all or substantially all of its assets to, another corporation;

                           (v) there shall be a tender offer for any capital stock of the corporation; or

                           (vi) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the corporation;

                           then, in any one or more of said cases, the
                  corporation shall give written notice, by first-class mail, postage prepaid, addressed to the registered holders of Series C Preferred Stock at the addresses of such holders as shown on the books of the corporation, of the date on which (a) the books of the corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, tender offer, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, tender offer, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice must be received by the holders of Series C Preferred Stock at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the corporation's transfer books are closed in respect thereto. Such written notice shall be deemed received 3 days after deposited in the U.S. mail in the manner provided above.

                  (11) If any event occurs as to which in the opinion of the Board of Directors of the corporation the other provisions of this paragraph 4(c) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of Series C Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

                  (12) As used in this paragraph 4(c) the term "Common Stock" shall mean and include the corporation's currently authorized Common Stock and shall also include any capital stock of any class of the corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation; provided that the shares receivable pursuant to conversion of shares of Series C Preferred Stock shall include shares designated as Common Stock of the corporation as of the date of issuance of such shares of Series C Preferred Stock, or, in case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 4(c)(7) above.

                  (13) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the day of conversion. "Market price" shall mean if the Common Stock is traded on a securities exchange or on the NASDAQ National Market System, the closing price of the Common Stock on such exchange or the NASDAQ National Market System, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market System, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the fair value thereof determined in good faith by the Board of Directors of the corporation as of a date which is within 15 days of the date as of which the determination is to be made.

         (d) Mandatory Conversion. The Series C Preferred Stock shall automatically be converted into shares of Common Stock of the corporation, without any act by the corporation or the holders of the Series C Preferred Stock, (i) concurrently with the closing of a Qualified IPO by the corporation or (ii) upon the affirmative vote to so convert the shares of the Series C Preferred Stock by the holders (acting together as a class) of a majority of shares of Series C Preferred Stock and Series D Preferred Stock then outstanding. Each holder of a share of Series C Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Series C Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such Qualified IPO together with cash in lieu of any fractional shares. Shares of Series C Preferred Stock shall be deemed to have been converted concurrently with the closing of the Qualified IPO described above and from such time the holder of such shares of Series C Preferred Stock shall be treated for all purposes as the record holder of those shares of Common Stock into which such shares of Series C Preferred Stock have been converted. Within a reasonable time and in no event later than 15 days after the conversion date, the corporation shall issue and deliver or cause to be issued and delivered at such office a certificate or certificates for the number of shares of Common Stock of the corporation issuable upon such conversion.

         (e) Replacement Certificates. Upon receipt of evidence reasonably satisfactory to the corporation of the loss, theft, destruction or mutilation of any certificates representing shares of Series C Preferred Stock, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the corporation, or, in the case of any such mutilation, upon surrender and cancellation of the certificates representing shares of Series C Preferred Stock, the corporation will issue new certificates representing shares of Series C Preferred Stock of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificates representing shares of Series C Preferred Stock.

(5)      Status of Series C Preferred Stock Upon Retirement.

         Shares of Series C Preferred Stock which are acquired or redeemed by the corporation or converted pursuant to paragraph 4(c) or paragraph 4(d) shall return to the status of authorized and unissued shares of stock of the corporation without designation as to class or series. Upon the acquisition or redemption by the corporation or conversion pursuant to paragraph 4(c) or paragraph 4(d) of all outstanding shares of Series C Preferred Stock, all provisions of this Certificate of Designation shall cease to be of further effect.

         IN WITNESS WHEREOF, the undersigned, the President and Chief Executive Officer of the corporation, being duly authorized on behalf of the corporation, has executed this document the 19th day of July, 2001.

                                   LIFE TIME FITNESS, INC.

                                   By:   /s/ Bahram Akradi
                                         ---------------------------------------
                                         Bahram Akradi
                                         President and Chief Executive Officer

                          CERTIFICATE OF DESIGNATION OF
                            SERIES OF PREFERRED STOCK

                             LIFE TIME FITNESS, INC.

                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK

         The undersigned hereby certifies that the following resolutions establishing the rights, powers and preferences of the Series D Convertible Preferred Stock of LIFE TIME FITNESS, Inc., (formerly known as FCA, Ltd.) a Minnesota corporation (the "corporation"), pursuant to Minnesota Statutes,
Section 302A.401 were duly adopted by the Board of Directors of the corporation (the "Board of Directors") and approved by the holders of at least sixty percent of the outstanding shares of Series A Preferred Stock, by the holders of at least sixty percent of the outstanding shares of Series B Preferred Stock and by the holders of a majority of the outstanding shares of Series C Preferred Stock.

         RESOLVED, that, subject to the filing of the Statement of Designation of Rights, Preferences and Limitations of the Series D Convertible Preferred Stock, the rights, powers and preferences of the series of preferred stock of this corporation known as Series D Convertible Preferred Stock shall have the following rights, powers and preferences:

(1)      Designation of Series of Preferred Stock.

         Of the 60,000,000 shares of capital stock which the corporation is authorized to issue under its Articles of Incorporation (as hereinafter defined), 2,000,000 of such shares shall be designated as shares of Series D Convertible Preferred Stock of the corporation (the "Series D Preferred Stock"), par value $.02 per share. Such shares of Series D Preferred Stock, together with the 479,243 shares of Series A Convertible Preferred Stock of the corporation (the "Series A Preferred Stock"), the 1,000,000 shares of Series B Convertible Preferred Stock of the corporation (the "Series B Preferred Stock"), the 4,500,000 shares of Series C Convertible Preferred Stock of the corporation (the "Series C Preferred Stock"), the 50,000,000 authorized shares of Common Stock of the corporation (the "Common Stock"), the balance of the undesignated shares of capital stock of the corporation and any other common stock or preferred stock that may hereafter be authorized in or pursuant to the Articles of Incorporation of the corporation, are sometimes hereinafter collectively referred to as the "capital stock." The shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are referred to herein collectively as the "Preferred Stock."

(2)      Voting Privileges.

         (a) General. Each holder of Series D Preferred Stock shall have that number of votes on all matters submitted to the shareholders that is equal to the number of shares of Common Stock into which such holder's shares of Series D Preferred Stock are then convertible, as hereinafter provided. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the corporation shall vote as a single class on all matters submitted to the shareholders.

         (b) Election of Directors: General. So long as any shares of Series C Preferred Stock or Series D Preferred Stock are outstanding, (i) the Board of Directors of the corporation shall consist of not more than seven members, (ii) the holders of the Series A Preferred Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Series A Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, provided, that at such time as no shares of Series A Preferred Stock are outstanding, and so long as shares of Series B Preferred Stock and Series C Preferred Stock are both outstanding, and the director elected pursuant to this subparagraph (ii) is removed pursuant to Section 6 of the Amended and Restated Shareholders Agreement, dated as of July 19, 2001 (the "Shareholders Agreement") among the corporation, the Shareholders and Co-Sale Parties named therein, the holders of (A) at least sixty percent of the outstanding shares of Series B Stock and (B) a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a class, exclusively, shall together be entitled to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (iii) the holders of the Series B Preferred Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Series B Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (iv) the holders of Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, shall be entitled, by a vote of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock held by such holders, to elect one of the directors of the corporation and to exercise any right of removal or replacement of such director, (v) subject to subparagraph 2(c) below, the holders of the Common Stock, exclusively and voting as a single class, shall be entitled, by a vote of a majority of the outstanding shares of Common Stock held by such holders, to elect one of the directors of the corporation and, subject to subparagraph (2)(c) hereof, to exercise any right of removal or replacement of such director, and (vi) subject to subparagraph 2(c) below, the holders of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, shall be entitled, by a vote of a majority of the total votes to which such holders are entitled as set forth in subparagraph (a) above, to elect the remaining directors of the corporation, and, subject to subparagraph (2)(c) hereof, to exercise any right of removal or replacement of such directors.

         (c) Election of Directors: Certain Events of Default. Upon the occurrence of an Event of Default as defined in (i) the Stock Purchase Agreement dated May 7, 1996, as amended by the First Amendment and Waiver dated as of December 8, 1998, by the Second Amendment and Waiver dated as of August 16, 2000 and by the Third Amendment and Waiver dated as of July 19, 2001 among the corporation and the Purchasers named therein,

(ii) the Stock Purchase Agreement dated December 8, 1998, as amended by the First Amendment and Waiver dated as of August 16, 2000 and by the Second Amendment and Waiver dated as of July 19, 2001 (the "Second Purchase Agreement") among the corporation and the Purchasers named therein, (iii) the Stock Purchase Agreement dated as of August 16, 2000, as amended by the First Amendment and Waiver dated as of July 19, 2001 (the "Third Purchase Agreement") among the corporation and the Purchasers named therein, (iv) the Stock Purchase Agreement dated as of July 19, 2001, (the "Fourth Purchase Agreement") among the corporation and the Purchasers named therein, or (v) the Shareholders Agreement, and so long as such Event of Default continues unremedied, and unless such Event of Default shall have been waived by the holders of at least sixty percent of the outstanding shares of each of the Series A Preferred Stock and Series B Preferred Stock and by the holders of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock, voting together as a class, the holders of the outstanding shares of Preferred Stock, shall be entitled, at the same time as the removal of all directors not elected exclusively by the holders of Series A Preferred Stock (pursuant to subparagraph
(2)(b)(ii) hereof), Series B Preferred Stock (pursuant to subparagraph
(2)(b)(iii) hereof ) or Series C Preferred Stock and Series D Preferred Stock (pursuant to subparagraph (2)(b)(iv) hereof), in accordance with Section 5 of the Shareholders Agreement, to elect such number of additional directors of the corporation as shall be necessary in order for the Board of Directors of the corporation to be made up of an equal number of directors elected by (x) the holders of at least sixty percent of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, exclusively and voting together as a single class, on the one hand and (y) the holders of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, exclusively and voting together as a class, on the other hand, and to exercise any right of removal or replacement of such directors. In the event the holders of the outstanding shares of Preferred Stock are entitled to elect the members of the Board of Directors of the corporation pursuant to the immediately preceding sentence, the corporation shall, immediately upon receiving written notice from the holders of at least sixty percent of the outstanding shares of each of the Series A Preferred Stock and Series B Preferred Stock or from the holders of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a class, call a special shareholders' meeting to be held as soon as possible, but in any event within five days of the date of the notice of such meeting. At such special shareholders' meeting the directors of the corporation shall be elected pursuant to this paragraph. Any right to continue to elect the members of the Board of Directors of the corporation pursuant to this paragraph shall expire, and a shareholders' meeting to elect new directors shall be called, three months after the later of (a) the curing of the Event of Default upon which the right was exercised, or (b) the curing of any Event of Default occurring after the Event of Default upon which such right was exercised. When, to its knowledge, any Event of Default described herein has occurred or exists, the corporation agrees to give written notice within three business days of obtaining such knowledge of such Event of Default to the holders of all outstanding shares of Preferred Stock. If the holder of any shares of Preferred Stock shall give any notice or take any other actions in respect of a claimed Event of Default, the corporation will forthwith give written notice thereof to all other holders of Preferred Stock at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

         (d) Additional Class Votes by Series C Preferred Stock and Series D Preferred Stock. Without the affirmative vote or written consent of the holders (acting together as a class) of a majority of the shares of Series C Preferred Stock and Series D Preferred Stock at the time outstanding, the corporation shall not:

                  (1)      authorize any additional shares of Common Stock; or

                  (2) authorize or issue any additional shares of Series D Preferred Stock, or any shares of stock having priority over Series D Preferred Stock or ranking on a parity therewith as to the payment or distribution of assets upon the liquidation or dissolution, voluntary or involuntary, of the corporation; or

                  (3) amend the articles of incorporation of the corporation, including any certificate of designation for preferred stock of the corporation (the "Articles of Incorporation"), so as to materially and adversely alter any existing provision relating to Series D Preferred Stock or the holders thereof, whether such amendment is by merger, consolidation, recapitalization or otherwise, or waive any of the rights granted to the holders of the Series D Preferred Stock by the Articles of Incorporation;

                  (4) sell, lease, license or otherwise dispose of all or substantially all of the assets of the corporation or of any subsidiary of the corporation, or any asset or assets which have a material effect upon the business or financial condition of the corporation or any subsidiary of the corporation, nor shall the corporation or any subsidiary of the corporation consolidate with or merge into any other corporation or entity, or permit any other corporation or entity to consolidate or merge into the corporation or any subsidiary of the corporation, or enter into a plan of exchange with any other corporation or entity, or otherwise acquire any other corporation or entity (other than a merger effected exclusively for the purpose of changing the state of incorporation of the corporation to the State of Delaware); or

                  (5) take any action which would violate Section 9.3 of the Fourth Purchase Agreement.

(3)      Dividends.

         The holders of Series D Preferred Stock will be entitled to receive annual dividends of $0.80 per share, if, as and when declared by the Board of Directors on a non-cumulative basis. In the event any dividend or distribution is declared or made with respect to outstanding shares of Common Stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of the Preferred Stock, minus any dividend paid pursuant to the first sentence of this paragraph. In the event any dividend or distribution is declared or made with respect to the Common Stock, each holder of shares of the Preferred Stock shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of the Preferred Stock are then convertible, as hereinafter provided.

         Dividends on shares of capital stock of the corporation shall be payable only out of funds legally available therefor.

(4)      Other Terms of the Series D Preferred Stock.

         (a) Liquidation Preference. In the event of an involuntary or voluntary liquidation or dissolution of the corporation at any time, the holders of shares of Series D Preferred Stock shall be entitled to receive out of the assets of the corporation a per share amount (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) equal to the sum of (i) $10 and (ii) an amount (taking into account dividends actually paid) representing a per share annual rate of return of $0.80 (such amount to represent an 8% cumulative compound annual return on $10), plus all dividends declared but unpaid thereon, if any.

         In the event of either an involuntary or a voluntary liquidation or dissolution of the corporation, payment shall be made to the holders of shares of Series C Preferred Stock and Series D Preferred Stock in the amounts herein fixed before any payment shall be made or any assets distributed to the holders of Series A Preferred Stock, Series B Preferred Stock, Common Stock or any other class of shares of the corporation ranking junior to the Series C Preferred Stock and Series D Preferred Stock with respect to payment upon dissolution or liquidation of the corporation. If upon any liquidation or dissolution of the corporation, the assets available for distribution shall be insufficient to pay the holders of all outstanding shares of Series C Preferred Stock and Series D Preferred Stock the full amounts to which they respectively shall be entitled, the holders of such Series C Preferred Stock and Series D Preferred Stock shall share ratably in any distribution of assets of the corporation in proportion to the respective amounts which would be payable in respect of the shares of Series C Preferred Stock and Series D Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         For purposes of this paragraph (4), at the option of the holders (acting together as a class) of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, a liquidation of the corporation shall be deemed to occur upon the occurrence of any one of the following events:
(i) a merger, consolidation, reorganization or other transaction involving the corporation (whether as a single transaction or a series of related transactions, a "Transaction") in which the holders of the outstanding shares of capital stock of the corporation immediately prior to such Transaction are not the holders of a majority of the outstanding shares of capital stock of the corporation, or of the entity or entities surviving the corporation, immediately after such Transaction or (ii) a sale of all, or substantially all, of the corporation's assets.

         Within 30 days of the liquidation or dissolution of the corporation, the corporation shall mail to each holder of record of Series D Preferred Stock written notice thereof, specifying the amount, time and manner of payment to be made to such holder of record pursuant to this paragraph (4).

         Nothing hereinabove set forth shall affect in any way the right of each holder of shares of Series D Preferred Stock to convert such shares at any time and from time to time in accordance with subparagraph (c) below.

         (b)      Redemption; Certain Events of Default. Upon the occurrence of
(i) a Six-Year Right (as such term is defined below) or (ii) an Event of Default specified in Section

11.2 of the Fourth Purchase Agreement, and upon the written demand for redemption of the holders (acting together as a class) of a majority of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, the corporation shall, to the extent that funds are legally available therefor, redeem all of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock at a redemption price, in cash, of a per share amount (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) equal to the sum of (A) $10 and (B) an amount (taking into account dividends actually paid) representing a per share annual rate of return of $0.80 (such amount to represent an 8% cumulative compound annual return on $10), plus all dividends declared but unpaid thereon, if any.

         Notwithstanding any provision contained in the previous paragraph, the corporation shall not redeem any shares of the outstanding Series C Preferred Stock and Series D Preferred Stock without the prior consent of the holders of at least sixty percent of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock (voting together as a class).

         A "Six-Year Right" shall be deemed to occur if, on or prior to the sixth anniversary of the closing of the Third Purchase Agreement, the corporation has not completed any one of the following events: (i) a Qualified IPO, (ii) a sale, liquidation or dissolution of the corporation or (iii) a sale of all, or substantially all, of the corporation's assets. For purposes of the previous sentence and of the first sentence of paragraph 4(d) hereof, a "Qualified IPO" is an initial public offering of the shares of the Common Stock
(i) at an offering price per share of (A) not less than 2 times the purchase price per share of Series C Preferred Stock and Series D Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), if such initial public offering is consummated within a period of 30 months following the closing of the Third Purchase Agreement or (B) not less than 2.5 times the purchase price per share of the Series C Preferred Stock and the Series D Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), if such initial public offering is consummated after the period of 30 months following the closing of the Third Purchase Agreement and prior to expiration of the six-year period following the closing of the Third Purchase Agreement, (ii) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (iii) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders (acting together as a class) of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock.

         In the event the corporation is required to redeem any shares of Preferred Stock, the corporation shall first, to the extent funds are legally available, redeem all shares of Series C Preferred Stock and Series D Preferred Stock before it redeems any shares of Series A Preferred Stock or Series B Preferred Stock.

         In the event of a redemption of less than all of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock pursuant to the first paragraph of this subparagraph (b), redemptions as among the holders of such shares of Series C Preferred Stock and Series D Preferred Stock shall be on a pro rata basis in proportion to the full amounts to which such holders would otherwise be entitled. Thereafter, as and to the extent legally available funds for the redemption thereof exist from time to time, the corporation shall redeem additional shares of Series C Preferred Stock and Series D Preferred Stock, pro rata as among the holders thereof, in proportion to each holders respective ownership of Series C Preferred Stock and Series D Preferred Stock, until all shares of Series C Preferred Stock and Series D Preferred Stock required to be redeemed have been redeemed.

         Optional redemptions of shares of Series D Preferred Stock by the corporation from any holder thereof in addition to the aforesaid required redemptions are not permitted without the consent of such holder.

         The corporation shall give notice by mail of redemptions to the holders of record of the shares of Series D Preferred Stock at least 30 days prior to the date of redemption. The notice (i) shall specify the date of redemption and the number of shares to be redeemed from each shareholder and (ii) shall be addressed to each shareholder at his post-office address as shown on the records of the corporation. On or after the date fixed for redemption, each holder of shares of Series D Preferred Stock called for redemption shall surrender the certificate or certificates evidencing such shares to the corporation at the place designated in such notice and shall thereupon be entitled to receive payment. If notice of redemption has been given under this paragraph, from and after the redemption date for the shares of Series D Preferred Stock called for redemption (unless default shall be made by the corporation in providing money for the payment of the redemption price of the shares so called for redemption), such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as shareholders of the corporation (except the right to receive the redemption price without interest) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors or a duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the corporation at the redemption price aforesaid. If less than all of the shares represented by any such surrendered certificate or certificates are redeemed, the corporation shall issue a new certificate for the unredeemed shares.

         (c) Conversion Right. At the option of the holders thereof, the shares of Series D Preferred Stock shall be convertible, at the office of the corporation (or at such other office or offices, if any, as the Board of Directors may designate), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the corporation, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series D Preferred Stock being deemed to have a value of $10 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $10 per share of Common Stock (i.e., at an initial conversion rate of one share of Common Stock for each share of Series D Preferred Stock), provided, however, that such initial conversion price shall be subject to adjustment from time to time in certain instances as hereinafter provided. In the case of the call for redemption of any shares of Series D Preferred Stock, such right of conversion shall cease and terminate as to the shares designated for redemption from and after the date fixed for redemption, unless there shall have been a default by the corporation in providing money for the payment of the redemption price of the shares so called for redemption. The following provisions shall govern such right of conversion:

                  (1) In order to convert shares of Series D Preferred Stock into shares of Common Stock of the corporation, the holder thereof shall surrender at any office hereinabove mentioned the certificate or certificates therefor, duly endorsed to the corporation or in blank, and give written notice to the corporation at such office that such holder elects to convert such shares. Shares of Series D Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion as herein provided, and the person entitled to receive the shares of Common Stock of the corporation issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock at such time. As promptly as practicable on or after the conversion date, the corporation shall issue and deliver or cause to be issued and delivered at such office a certificate or certificates for the number of shares of Common Stock of the corporation issuable upon such conversion.

                  (2) The conversion price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the conversion price each holder of shares of Series D Preferred Stock shall thereafter be entitled to receive the number of shares of Common Stock of the corporation obtained by multiplying the conversion price in effect immediately prior to such adjustment by the number of shares issuable pursuant to conversion immediately prior to such adjustment and dividing the product thereof by the conversion price resulting from such adjustment. Not in limitation of the foregoing, any adjustment of the conversion price hereafter effected shall apply to shares of Series D Preferred Stock issued subsequent to the adjustment.

                  (3) Except for (a) options to purchase shares of Common Stock and the issuance of awards of Common Stock pursuant to key employee and consultant benefit plans adopted by the corporation and shares of Common Stock issued upon the exercise of such options granted pursuant to such plans (provided that the aggregate number of shares thus awarded and covered by unexercised options and thus issued pursuant to such options shall not be in excess of 1,242,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected)), (b) warrants issued in connection with bona fide financing transactions (including, without limitation, equipment financing arrangements and bank lines of credit) with conventional institutional lenders entered into in the ordinary course of their business and shares of Common Stock issued upon exercise of such warrants (provided that the aggregate number of shares thus issued on exercise and covered by unexercised warrants shall not be in excess of 600,000 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar change hereafter effected)), (c) dividends payable in Common Stock,
                  (d) shares of Common Stock issued or issuable upon exercise of the Warrants (as defined in the Second Purchase Agreement), and (e) shares of Common Stock issued or issuable upon conversion of the currently outstanding shares of Preferred Stock, if and whenever the corporation shall issue or sell any shares of its

                  Common Stock for a consideration per share less than the conversion price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the conversion price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing conversion price and (2) the consideration, if any, received by the corporation upon such issue or sale, by (B) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock thus issued or sold. Solely for purposes of (A) and (B) above, the term "Common Stock outstanding" shall include those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock but shall exclude shares of Common Stock issuable upon exercise of stock options and warrants.

                           No adjustment of the conversion price, however, shall
                  be made in an amount less than 2% of the conversion price in effect on the date of such adjustment, but any such lesser adjustment shall be carried forward and shall be made at the earlier of (i) the time and together with the next subsequent adjustment which, together with any such adjustment so carried forward, shall be an amount equal to or greater than 4% of the conversion price then in effect and (ii) conversion of the Series D Preferred Stock.

                           For the purposes of this subparagraph (3), the
                  following provisions (i) to (v), inclusive, shall also be applicable:

                           (i) In case at any time the corporation shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (a) Common Stock or (b) any obligations or any shares of stock of the corporation which are convertible into, or exchangeable for, Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount, if any, received or receivable by the corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the corporation upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the conversion price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in subparagraph 4(c)(6) below, no further adjustments of the conversion price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the corporation shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the conversion price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (a) except as provided in subparagraph 4(c)(6) below, no further adjustments of the conversion price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the conversion price have been or are to be made pursuant to other provisions of this subparagraph 4(c)(3), no further adjustment of the conversion price shall be made by reason of such issue or sale.

                           (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the corporation therefor, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed to third parties by the corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the corporation, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed to third parties by the corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the corporation of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine in good faith to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the corporation in which the corporation is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the corporation for stock or other securities of any other corporation, the corporation shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the conversion price, the determination of the number of shares of Common Stock issuable upon conversion immediately prior to such merger, conversion or sale, for purposes of subparagraph 4(c)(7) below, shall be made after giving effect to such adjustment of the conversion price.

                           (iv) In case the corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities, or (b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

                           (v) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 4(c)(3).

                  (4) In case the corporation shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph 4(c)(5) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock, then thereafter each holder of shares of Series D Preferred Stock upon the conversion thereof will be entitled to receive the number of shares of Common Stock into which such shares of Series D Preferred Stock have been converted, and, in addition and without payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above (except to the extent previously received pursuant to the provisions of paragraph (3) hereof) which such holder would have received by way of dividends or distributions if continuously since such holder became the record holder of such shares of Series D Preferred Stock such holder (i) had been the record holder of the number of shares of Common Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, and any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock.

                  (5) In case the corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the corporation shall be combined into a smaller number of shares, the conversion price in effect immediately prior to such combination shall be proportionately increased.

                  (6) If (i) the purchase price provided for in any right or option referred to in clause (i) of subparagraph 4(c)(3), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of subparagraph 4(c)(3), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of subparagraph 4(c)(3) are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the conversion price then in effect hereunder shall forthwith be decreased to such conversion price as would have obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and
                  (b) the issuance at the time of such change of any such options, rights, or Convertible Securities then still outstanding for the total consideration, if any, received by the corporation therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the conversion price then in effect hereunder shall forthwith be increased to such conversion price as would have obtained had the adjustments made only upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any right or option referred to in clause (i) of subparagraph 4(c)(3), or the rate at which any Convertible Securities referred to in clause (i) or clause
                  (ii) of subparagraph 4(c)(3) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the conversion price then in effect hereunder shall forthwith be decreased to such conversion price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (7) If any capital reorganization or reclassification of the capital stock of the corporation, or consolidation or merger of the corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, and subject to subparagraph 4(a) above, lawful and adequate provision shall be made whereby the holders of Series D Preferred Stock shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock of the corporation immediately theretofore receivable upon the conversion of Series D Preferred Stock such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the conversion of Series D Preferred Stock had such reorganization, reclassification, consolidation, merger or sale not taken place, plus all dividends declared but unpaid thereon to the date of such reorganization, reclassification, consolidation, merger or sale, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of Series D Preferred Stock to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion price and of the number of shares receivable upon the conversion of Series D Preferred Stock) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of Series D Preferred Stock. The corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of Series D Preferred Stock, at the last addresses of such holders appearing on the books of the corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

                  (8) The conversion price shall automatically be reduced by twenty percent (20%) upon the occurrence of an Adjustment Event. For purposes of the previous sentence, an "Adjustment Event" shall have occurred (A) upon the closing of either (i) an initial public offering of the shares of the Common Stock by the corporation, (ii) a sale of all, or substantially all, of the corporation's assets or (iii) a sale of all, or substantially all, of the corporation's outstanding shares of capital stock, including a merger, consolidation or other capital reorganization which results in the holders of capital stock after such reorganization holding less than fifty percent (50%) of the voting power of the corporation; if (B) the offering price of the initial public offering or the consideration per share received in connection with the sale of assets or Common Stock is less than: (x) $30.00 per share (appropriately adjusted to reflect stock splits, stock combinations, stock dividends, reorganizations, consolidations and similar changes hereafter effected) and (y) an amount, which on a per share basis, represents a thirty percent (30%) Internal Rate of Return (as defined below) based on the initial purchase price per share of the Series D Preferred Stock. The conversion price shall be deemed to have been adjusted concurrently with the closing of the Adjustment Event described above and from such time the conversion price of such shares of Series D Preferred Stock shall be calculated in accordance with such adjusted conversion price. "Internal Rate of Return" shall mean the discount rate which, when applied to the purchase price of the shares paid by the holder thereof, as adjusted from time to time, and all amounts payable by the corporation to the holders of Series C Preferred Stock and Series D Preferred Stock upon an Adjustment Event with respect to such shares on a pre-tax basis, yields a net present value of zero.

                  For purposes of this paragraph 4(e), if a sale of Common Stock, including a merger, consolidation or other capital reorganization of the corporation, or if the sale of its assets shall be effected in such a way that holders of Series D Preferred Stock shall be entitled to receive securities of another entity (the "New Securities") in exchange for shares of Series D Preferred Stock, then the consideration to be received by the holders of Series D Preferred Stock shall be valued for purposes of the preceding paragraph based upon the arithmetic average of the daily closing sale price on the Nasdaq Stock Market or on the national securities exchange on which the New Securities are then listed for the thirty (30) trading days preceding the Adjustment Event.

                  If the New Securities are not traded on the Nasdaq Stock Market or on a national securities exchange, the value thereof shall be determined in good faith by the Board of Directors of the corporation. In the event that a majority of the holders of Series C Preferred Stock and Series D Preferred Stock shall object to the Board of Director's determination, within 30 days of the Adjustment Event, the corporation and the holders of a majority of the outstanding Series C Preferred Stock and Series D Preferred Stock, shall mutually agree upon and select a nationally recognized investment bank (the "Investment Bank") to conduct a valuation of the New Securities. The Investment Bank shall not have a direct or indirect interest in any of the parties. The Investment Bank shall have 30 days in which to independently determine the fair market value of the New Securities. Such Investment Bank shall be briefed at a meeting of all parties interested in the valuation and shall receive written materials and access to information. The Investment Bank shall submit a written valuation to the corporation. The cost of the valuation shall be borne by the corporation.

                  (9) Upon any adjustment of the conversion price, then and in each case the corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Series D Preferred Stock, at the addresses of such holders as shown on the books of the corporation, which notice shall state the conversion price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Series D Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (10)     In case at any time:

                           (i) the corporation shall declare any cash dividend on its Common Stock;

                           (ii) the corporation shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                           (iii) the corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iv) there shall be any capital reorganization, or reclassification of the capital stock of the corporation, or consolidation or merger of the corporation with, or sale of all or substantially all of its assets to, another corporation;

                           (v) there shall be a tender offer for any capital stock of the corporation; or

                           (vi) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the corporation;

                           then, in any one or more of said cases, the
                  corporation shall give written notice, by first-class mail, postage prepaid, addressed to the registered holders of Series D Preferred Stock at the addresses of such holders as shown on the books of the corporation, of the date on which (a) the books of the corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, tender offer, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, tender offer, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice must be received by the holders of Series D Preferred Stock at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the corporation's transfer books are closed in respect thereto. Such written notice shall be deemed received 3 days after deposited in the U.S. mail in the manner provided above.

                  (11) If any event occurs as to which in the opinion of the Board of Directors of the corporation the other provisions of this paragraph 4(c) are not strictly applicable or if strictly applicable would not fairly protect the rights of the holders of Series D Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid.

                  (12) As used in this paragraph 4(c) the term "Common Stock" shall mean and include the corporation's currently authorized Common Stock and shall also include any capital stock of any class of the corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation; provided that the shares receivable pursuant to conversion of shares of Series D Preferred Stock shall include shares designated as Common Stock of the corporation as of the date of issuance of such shares of Series D Preferred Stock, or, in case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 4(c)(7) above.

                  (13) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the day of conversion. "Market price" shall mean if the Common Stock is traded on a securities exchange or on the NASDAQ National Market System, the closing price of the Common Stock on such exchange or the NASDAQ National Market System, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the NASDAQ National Market System, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the fair value thereof determined in good faith by the Board of Directors of the corporation as of a date which is within 15 days of the date as of which the determination is to be made.

         (d) Mandatory Conversion. The Series D Preferred Stock shall automatically be converted into shares of Common Stock of the corporation, without any act by the corporation or the holders of the Series D Preferred Stock, (i) concurrently with the closing of a Qualified IPO by the corporation or (ii) upon the affirmative vote to so convert the shares of the Series D Preferred Stock by the holders (acting together as a class) of a majority of shares of Series C Preferred Stock and Series D Preferred Stock then outstanding. Each holder of a share of Series D Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Series D Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such Qualified IPO together with cash in lieu of any fractional shares. Shares of Series D Preferred Stock shall be deemed to have been converted concurrently with the closing of the Qualified IPO described above and from such time the holder of such shares of Series D Preferred Stock shall be treated for all purposes as the record holder of those shares of Common Stock into which such shares of Series D Preferred Stock have been converted. Within a reasonable time and in no event later than 15 days after the conversion date, the corporation shall issue and deliver or cause to be issued and delivered at such office a certificate or certificates for the number of shares of Common Stock of the corporation issuable upon such conversion.

         (e) Replacement Certificates. Upon receipt of evidence reasonably satisfactory to the corporation of the loss, theft, destruction or mutilation of any certificates representing shares of Series D Preferred Stock, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the corporation, or, in the case of any such mutilation, upon surrender and cancellation of the certificates representing shares of Series D Preferred Stock, the corporation will issue new certificates representing shares of Series D Preferred Stock of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificates representing shares of Series D Preferred Stock.

(5)      Status of Series D Preferred Stock Upon Retirement.

         Shares of Series D Preferred Stock which are acquired or redeemed by the corporation or converted pursuant to paragraph 4(c) or paragraph 4(d) shall return to the status of authorized and unissued shares of stock of the corporation without designation as to class or series. Upon the acquisition or redemption by the corporation or conversion pursuant to paragraph 4(c) or paragraph 4(d) of all outstanding shares of Series D Preferred Stock, all provisions of this Certificate of Designation shall cease to be of further effect.

         IN WITNESS WHEREOF, the undersigned, the President and Chief Executive Officer of the corporation, being duly authorized on behalf of the corporation, has executed this document the 19th day of July, 2001.

                               LIFE TIME FITNESS, INC.

                               By:   /s/ Bahram Akradi
                                     ------------------------------------------
                                     Bahram Akradi
                                     President and Chief Executive Officer

                             LIFE TIME FITNESS, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            AMENDMENT AND RESTATEMENT
                                       OF
                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK


         The undersigned, Eric J. Buss, Secretary of LIFE TIME FITNESS, Inc., a Minnesota corporation (the "Company"), hereby certifies:

         (i) That the Certificate of Designation of the Company establishing a series of shares of Preferred Stock designated as Series C Convertible Preferred Stock (the "Certificate"), has been and hereby is amended in the following respect:

         The second sentence of the third paragraph of Section 4(b) of Certificate is hereby deleted in its entirety and replaced with and superseded by the text set forth below:

                  "For purposes of the previous sentence and of the first sentence of paragraph 4(d) hereof, a "Qualified IPO" is (i) an initial public offering of the shares of the Common Stock occurring on or prior to August 30, 2004 (A) at an offering price per share of at least $15, (B) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (C) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders (acting together as a class) of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock, and (ii) an initial public offering of the shares of the Common Stock occurring after August 30, 2004 (X) at an offering price per share of not less than $25 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), (Y) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (Z) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders (acting together as a class) of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock."

         (ii) That such amendment has been adopted in accordance with the requirements of, and pursuant to, Chapter 302A of the Minnesota Statutes.

         IN WITNESS WHEREOF, I have subscribed my name this 20th day of May, 2004.


                                            -----------------------------------
                                            Eric J. Buss, Secretary

                             LIFE TIME FITNESS, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            AMENDMENT AND RESTATEMENT
                                       OF
                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK


         The undersigned, Eric J. Buss, Secretary of LIFE TIME FITNESS, Inc., a Minnesota corporation (the "Company"), hereby certifies:

         (i) That the Certificate of Designation of the Company establishing a series of shares of Preferred Stock designated as Series D Convertible Preferred Stock (the "Certificate"), has been and hereby is amended in the following respect:

         The second sentence of the third paragraph of Section 4(b) of Certificate is hereby deleted in its entirety and replaced with and superseded by the text set forth below:

                  "For purposes of the previous sentence and of the first sentence of paragraph 4(d) hereof, a "Qualified IPO" is (i) an initial public offering of the shares of the Common Stock occurring on or prior to August 30, 2004 (A) at an offering price per share of at least $15, (B) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (C) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders (acting together as a class) of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock, and (ii) an initial public offering of the shares of the Common Stock occurring after August 30, 2004 (X) at an offering price per share of not less than $25 (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected), (Y) with gross proceeds to the corporation of at least $50,000,000 (fifty million U.S. dollars) and (Z) underwritten on a firm commitment basis by an investment banking firm of national standing approved by the holders (acting together as a class) of a majority of the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock."

         (ii) That such amendment has been adopted in accordance with the requirements of, and pursuant to, Chapter 302A of the Minnesota Statutes.

         IN WITNESS WHEREOF, I have subscribed my name this 20th day of May, 2004.


                                            -----------------------------------
                                            Eric J. Buss, Secretary